Q4 2024 Earnings Presentation February 27, 2025 Exhibit 99.2

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law. Private Securities Litigation Reform Act of 1995 Safe Harbor for Forward-Looking Statements

Powering the world’s payments ecosystem ACI Worldwide, an original innovator in global payments technology, delivers transformative software solutions that power intelligent payments orchestration in real time so banks, billers, and merchants can drive growth, while continuously modernising their payment infrastructures, simply and securely. With nearly 50 years of trusted payments expertise, we combine our global footprint with a local presence to offer enhanced payment experiences to stay ahead of constantly changing payment challenges and opportunities.

Full Year 2024 Highlights 4 Consolidated Results Segment Results Other

2025 Financial Guidance 5 Q1 2025 financial guidance • Revenue expected to be between $360 million and $370 million and adjusted EBITDA to be between $70 million and $80 million 2024 Actual FX Impact 2024 Pro Forma Low High Revenue 1,594 (13) 1,581 1,685 1,715 Adjusted EBITDA 466 - 466 480 495 $'s in millions Foreign currency rates as of 12/31/24 2025 Guidance

Additional 2025 Guidance Metrics 6 • Full year 2025 revenue phasing expected to be ~ 45% in 1H 2025 and 55% in 2H 2025 • Compared to 43% in 1H 2024 and 57% in 2H 2024 • Interest expense, net expected to approximate $40 million • Depreciation and amortization expected to approximate $100 million • Non-cash compensation expense expected to approximate $50 million • Effective tax rate expected to approximate 25% • Diluted share count expected to approximate 107 million shares (excluding future share buy-back activity)

Supplemental Financial Data 7Confidential Three Months Ended December 31, Years Ended December 31, Recurring Revenue (millions) 2024 2023 2024 2023 SaaS and PaaS fees $ 223.5 $ 223.2 $ 898.0 $ 849.1 Maintenance fees 46.7 51.6 190.8 205.1 Recurring Revenue $ 270.2 $ 274.8 $ 1,088.7 $ 1,054.2 Three Months Ended December 31, Years Ended December 31, New Bookings (millions) 2024 2023 2024 2023 Annual recurring revenue (ARR) bookings $ 35.2 $ 28.8 $ 65.7 $ 73.5 License and services bookings 115.1 106.5 290.0 239.2 Note: Amounts may not recalculate due to rounding.

Supplemental Financial Data 8Confidential Three Months Ended December 31, Years Ended December 31, Adjusted EBITDA (millions) 2024 2023 2024 2023 Net income $ 98.6 $ 122.6 $ 203.1 $ 121.5 Plus: Income tax expense 11.7 31.5 47.3 26.1 Net interest expense 12.5 16.1 56.5 64.3 Net other (income) expense (0.5) 2.1 1.2 8.5 Depreciation expense 3.2 5.0 18.2 23.7 Amortization expense 21.1 23.9 92.8 98.6 Non-cash stock-based compensation expense 11.1 7.0 41.3 24.5 Adjusted EBITDA before significant transaction-related expenses $ 157.7 $ 208.2 $ 460.4 $ 367.2 Significant transaction-related expenses: Cost reduction strategies — 1.3 4.3 21.0 European datacenter migration — 0.2 — 2.8 Other — — 1.0 4.4 Adjusted EBITDA $ 157.7 $ 209.7 $ 465.7 $ 395.4 Revenue, net of interchange Revenue $ 453.0 $ 476.6 $ 1,594.3 $ 1,452.6 Interchange 115.7 106.1 469.4 421.1 Revenue, net of interchange $ 337.3 $ 370.5 $ 1,124.9 $ 1,031.5 Net Adjusted EBITDA Margin 47% 57% 41% 38 % Note: Amounts may not recalculate due to rounding.

Supplemental Financial Data 9Confidential Three Months Ended December 31, Years Ended December 31, Segment Information (millions) 2024 2023 2024 2023 Revenue Banks $ 230.8 $ 254.9 $ 701.9 $ 616.1 Merchants 42.0 43.0 165.9 150.6 Billers 180.2 178.7 726.5 685.9 Total Revenue $ 453.0 $ 476.6 $ 1,594.3 $ 1,452.6 Recurring Revenue Banks $ 54.7 $ 58.2 $ 221.8 $ 229.4 Merchants 35.3 37.9 140.4 138.9 Billers 180.2 178.7 726.5 685.9 Total $ 270.2 $ 274.8 $ 1,088.7 $ 1,054.2 Segment Adjusted EBITDA Banks $ 150.7 $ 188.2 $ 425.5 $ 355.5 Merchants 16.8 17.5 69.5 44.3 Billers 32.1 42.2 131.2 142.3 Note: Amounts may not recalculate due to rounding.

Supplemental Financial Data 10Confidential EPS Impact of Non-cash and Significant Transaction-related Items (millions) Three Months Ended December 31, 2024 2023 EPS Impact $ in Millions (Net of Tax) EPS Impact $ in Millions (Net of Tax) GAAP net income $ 0.93 $ 98.6 $ 1.12 $ 122.6 Adjusted for: Significant transaction-related expenses — — 0.01 1.1 Amortization of acquisition-related intangibles 0.04 4.5 0.06 6.4 Amortization of acquisition-related software 0.03 3.3 0.03 3.5 Non-cash stock-based compensation 0.08 8.8 0.05 5.3 Total adjustments 0.15 16.6 0.15 16.3 Diluted EPS adjusted for non-cash and significant transaction- related items $ 1.08 $ 115.2 $ 1.27 $ 138.9 Years Ended December 31, 2024 2023 EPS Impact $ in Millions (Net of Tax) EPS Impact $ in Millions (Net of Tax) GAAP net income $ 1.91 $ 203.1 $ 1.12 $ 121.5 Adjusted for: Significant transaction-related expenses 0.07 7.4 0.19 21.1 Amortization of acquisition-related intangibles 0.22 23.3 0.24 25.7 Amortization of acquisition-related software 0.13 13.8 0.14 15.5 Non-cash stock-based compensation 0.31 32.6 0.17 18.7 Total adjustments 0.73 77.1 0.74 81.0 Diluted EPS adjusted for non-cash and significant transaction- related items $ 2.64 $ 280.2 $ 1.86 $ 202.5 Note: Amounts may not recalculate due to rounding.

Non-GAAP Financial Measures 11Confidential To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude significant transaction related expenses, as well as other significant non-cash expenses such as depreciation, amortization, and non-cash compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include: ◦ Adjusted EBITDA: net income (loss) plus income tax expense (benefit), net interest income (expense), net other income (expense), depreciation, amortization, and non-cash compensation, as well as significant transaction related expenses. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income (loss). ◦ Net Adjusted EBITDA Margin: Adjusted EBITDA divided by revenue net of pass-through interchange revenue. Net Adjusted EBITDA Margin should be considered in addition to, rather than as a substitute for, net income (loss). ◦ Diluted EPS adjusted for non-cash and significant transaction related items: diluted EPS plus tax effected significant transaction related items, amortization of acquired intangibles and software, and non-cash stock-based compensation. Diluted EPS adjusted for non-cash and significant transaction related items should be considered in addition to, rather than as a substitute for, diluted EPS. ◦ Recurring Revenue: revenue from software as a service and platform service fees and maintenance fees. Recurring revenue should be considered in addition to, rather than as a substitute for, total revenue. ◦ ARR: New annual recurring revenue expected to be generated from new accounts, new applications, and add-on sales bookings contracts signed in the period.

Forward Looking Statements 12Confidential This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward- looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, but are not limited to, statements regarding financial guidance, including Q1 2025 and full year 2025 revenue and adjusted EBITDA and additional guidance metrics. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, increased competition, business interruptions, cybersecurity incidents or failure of our information technology and communication systems, security breaches, our ability to attract and retain senior management personnel and skilled technical employees, future acquisitions, strategic partnerships and investments, divestitures and other restructuring activities, implementation and success of our strategy, impact if we convert some or all on-premise licenses from fixed-term to subscription model, anti-takeover provisions, exposure to credit or operating risks arising from certain payment funding methods, loss caused by theft or fraud, customer reluctance to switch to a new vendor, our ability to adequately defend our intellectual property, litigation, consent orders and other compliance agreements, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, events in eastern Europe and the Middle East, adverse changes in the global economy, compliance of our products with applicable legislation, governmental regulations and industry standards, the complexity of our products and services and the risk that they may contain hidden defects, legal and business risks from artificial intelligence incorporated into our products, risks to our business from the use of artificial intelligence by our workforce, complex regulations applicable to our payments business, our compliance with privacy and cybersecurity regulations, compliance with requirements of the payment card networks and Nacha, exposure to unknown tax liabilities, changes in tax laws and regulations, consolidations and failures in the financial services industry, volatility in our stock price, demand for our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, changes in card association and debit network fees or products, impairment of our goodwill or intangible assets, the accuracy of management’s backlog estimates, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue-generating activity during the final weeks of each quarter, restrictions and other financial covenants in our debt agreements, our existing levels of debt, incurring additional debt, events outside of our control including natural disasters, wars, and outbreaks of disease, and revenues or revenue mix below expectations. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.

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